Exhibit 10.1

                      Form of Sale and Purchase Agreement


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                          SALE AND PURCHASE AGREEMENT


     This Sale and Purchase Agreement dated as of _______ __, ____(the "Agreement"), between THE CIT GROUP SECURITIZATION CORPORATION II, as purchaser (the "Purchaser"), and THE CIT GROUP/SALES FINANCING, INC., as seller (the "Seller").

     Subject to the terms hereof, the Seller agrees to sell, and the Purchaser agrees to purchase, the manufactured housing installment sales contracts and installment loan agreements set forth on Exhibit A (collectively, the "Contracts"), having an aggregate outstanding principal balance as of _________ __, 19__ (the "Cut-Off Date") of approximately $__________.

     It is the intention of the Seller and the Purchaser that the Purchaser shall sell the Contracts to a trust and shall enter into a Pooling and Servicing Agreement, dated as of the date hereof, with ________________________________, as trustee (the "Trustee"), and the Seller, pursuant to which Manufactured
Housing Contract [Senior/Subordinate] Pass-Through Certificates, Series _____ (the "Certificates"), evidencing ownership interests in the Contracts, will be issued.

     The Purchaser and the Seller wish to prescribe the terms and  conditions of
the  purchase  by  the   Purchaser  of  the  Contracts  and  the  servicing  and
administration of the Contracts.

     In consideration of the premises and the mutual agreements hereinafter set forth, the Purchaser and the Seller agree as follows:




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                                   ARTICLE I

                                  DEFINITIONS


     All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The following words and phrases are defined as follows:

     CERTIFICATES:   The  Manufactured  Housing  Contract  [Senior/Subordinated]
Pass-Through Certificates, Series ____, Class A [and Class B].

     CLOSING DATE: _______ __, 19__.

     CUT-OFF DATE: _______ __, 19__.

     OFFICERS' CERTIFICATE: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, an Executive Vice President or a Vice President of the Seller, and delivered to the Purchaser as required by this Agreement.

     OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Seller, reasonably acceptable to the Purchaser.

     [PLACEMENT AGENT: ______________________________.]

     POOLING AND SERVICING AGREEMENT: The agreement to be entered into by and among the Purchaser, the Seller (as Servicer) and the Trustee, to be dated as of the date hereof, pursuant to which Manufactured Housing Contract
[Senior/Subordinate] Pass-Through Certificates, Series _____, evidencing ownership interests in the Trust created thereby, will be sold. The Pooling and Servicing Agreement shall be in substantially the form attached hereto as Exhibit B.

     PROSPECTUS: The prospectus filed as part of the registration statement of The CIT Group Securitization Corporation II, as amended, dated ______, 199_ used in connection with the offering of the Certificates.

     PROSPECTUS SUPPLEMENT: The prospectus supplement, dated ________, 199_, used in connection with the offering of the Certificates.

     PURCHASER: The owner of the Contracts as indicated in the books and records of the Seller, initially The CIT Group Securitization Corporation II.

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     SELLER: The CIT Group/Sales Financing, Inc., or its successor in interest.

     SERVICER: The CIT Group/Sales Financing, Inc., or its successors or assigns, as servicer pursuant to the Pooling and Servicing Agreement.

     TRUSTEE: ________________, as trustee pursuant to the Pooling and Servicing Agreement.

     UNDERWRITERS: ________________________.


                                   ARTICLE II

                       SALE AND CONVEYANCE OF CONTRACTS;
                                 CONTRACT FILES


     SECTION 2.01. Sale and Conveyance of Contracts. On the Closing Date, subject to the terms and conditions hereof, the Seller shall sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, as of the Closing Date, (a) all right, title and interest of the Seller in and to the Contracts listed on the List of Contracts, including, without limitation, the security interest created thereby and any related Mortgages, all interest and principal received by the Seller on or with respect to the Contracts after the Cut-Off Date (other than principal and interest due on the Contracts, on or before the Cut-Off Date) and all principal and interest received by the Seller on or with respect to the Contracts before the Cut-Off Date which was due after the Cut-Off Date, (b) all right under any Hazard Insurance Policies relating to the Manufactured Homes securing the Contracts for the benefit of the creditors of such Contracts, [(c) all rights under all FHA/VA Regulations pertaining to any FHA/VA Contracts,] (d) the proceeds from any Contract Holders' Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy, to the extent they relate to the Manufactured Homes, (e) all documents contained in the Contract Files or the Land-Home Contract Files, (f) all rights to any rebated portions of Force-Placed Insurance Premiums and (g) all proceeds in any way derived from any of the foregoing. The parties intend that the conveyance of the Seller's right, title and interest in and to the Contracts pursuant to this Agreement shall constitute an absolute sale.

     SECTION 2.02. Purchase Price; Payments on the Contracts.

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     (a) The  purchase  price  for the  Contracts  shall be an  amount  equal to
$_____________. Such purchase price shall be payable in immediately available funds on the Closing Date.

     (b) The Purchaser shall be entitled to all scheduled payments of principal and interest due after the Cut-Off Date and all Principal Prepayments received after the Cut-Off Date. The principal balance of each Contract as of the Cut-Off Date is determined after deduction of payments of principal due on or before the Cut-Off Date whether or not collected. Therefore, Advance Payments received prior to the Cut-Off Date with respect to a Due Date after the Cut-Off Date shall not be deducted from the principal balance as of the Cut-Off Date. Such Advance Payments shall be the property of the Purchaser. All scheduled payments of principal and interest due on or before the Cut-Off Date, and collected on or after the Cut-Off Date, shall belong to the Seller. The Purchaser shall hold in trust for the Seller, and shall promptly remit to the Seller, any payments on the Contracts received by the Purchaser that belong to the Seller under the terms of this Agreement.

     SECTION 2.03. Conditions to Sale of Contracts. The Purchaser's obligations hereunder are subject to the following conditions:

          A. The Purchaser shall have received (i) the Pooling and Servicing Agreement executed by all the parties thereto, (ii) the documents listed in
     Section 2.02 of the Pooling and Servicing Agreement and (iii) such other opinions and documents as the Purchaser may reasonably require in connection with the purchase of the Contracts hereunder or the sale of the Certificates;

          B. The representations and warranties of the Seller and the Servicer made in the Pooling and Servicing Agreement shall be true and correct in all material respects on the Closing Date;

          C. The Purchaser shall have received from counsel to the Seller a letter stating that the Purchaser may rely on such counsel's opinion delivered pursuant to Section 2.02 of the Pooling and Servicing Agreement and such counsel's opinion to [Rating Agency] in respect of the sale of the Contracts to the Purchaser by the Seller, or such opinions may be addressed and delivered to the Purchaser; and

          D. The Purchaser shall have received the Officers' Certificate referred to in Section 3.01(a).

     SECTION 2.04. Examination of Files. The Seller will make the Contract Files available to the Purchaser or its agent for examination at the Trustee's offices


                                      -4-
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or such other  location as otherwise  shall be agreed upon by the  Purchaser and the Seller.

     SECTION 2.05. Transfer of Contracts. Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Contracts to the Trustee for the benefit of the Certificateholders. The Purchaser has the right to assign its interest under this Agreement as may be required to effect the purposes of the Pooling and Servicing Agreement, by written notice to the Seller and without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser.


                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE SELLER;
                            REPURCHASE OF CONTRACTS


     SECTION 3.01. Representations and Warranties of the Seller.

     (a) The representations and warranties of the Seller contained in Article III of the Pooling and Servicing Agreement are incorporated herein, and are made to the Purchaser on the date hereof, as if set forth herein and as if made to the Purchaser on the date hereof. The Seller will make such representations and warranties in the Pooling and Servicing Agreement directly to the Trustee and will become obligated in respect of such representations and warranties pursuant to Section 3.02 of the Pooling and Servicing Agreement. On the Closing Date, the Seller shall deliver to the Purchaser an Officers' Certificate, dated the Closing Date, to the effect that the representations and warranties made in
Article III of the Pooling and Servicing Agreement by the Seller are true and correct in all material respects as of the Closing Date.

     (b) It is understood and agreed that the representations and warranties incorporated by reference in this Agreement by Section 3.01(a) hereof shall remain operative and in full force and effect, shall survive the transfer and conveyance of the Contracts by the Seller to the Purchaser and by the Purchaser to the Trustee, and shall inure to the benefit of the Purchaser, the Trustee and their successors and permitted assignees.

     (c) The Seller shall indemnify the Purchaser and the Servicer and hold the Purchaser and the Servicer harmless against any loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and

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warranties  contained or  incorporated  by reference  in this  Agreement.  It is understood  and  agreed  that the  obligation  of the  Seller  set forth in this
Section 3.01 to  indemnify  the  Purchaser  and the Servicer as provided in this
Section 3.01 constitutes the sole remedy of the Purchaser and the Servicer respecting a breach of the foregoing representations and warranties. The Trustee shall also have the remedies provided in the Pooling and Servicing Agreement.

     (d) Each indemnified party shall give prompt notice to the Seller of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement, unless the failure to notify materially prejudices the rights and condition of the Seller. The Seller shall be entitled to participate in any such action, and to assume the defense thereof, and after notice from the Seller to an indemnified party of its election to assume the defense thereof, the Seller will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

     (e) Any cause of action against the Seller or relating to or arising out of the breach of any representations and warranties made or incorporated by reference in this Section 3.01 shall accrue as to any Contract upon (i) discovery of such breach by the Purchaser or the Servicer or notice thereof by the Seller to the Purchaser and the Servicer, (ii) failure by the Seller to cure such breach and (iii) demand upon the Seller by the Purchaser for all amounts payable in respect of such Contract.


                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS


     SECTION 4.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

     SECTION 4.02. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 4.03. Termination. The Seller's obligations under this Agreement shall survive the sale of the Contracts to the Purchaser.

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     SECTION  4.04.   Governing  Law.  This  Agreement  shall  be  construed  in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 4.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by first class mail, postage prepaid, to (i) in the case of the Seller, The CIT Group/Sales Financing, Inc., 650 CIT Drive, Livingston, New Jersey 07039,
Attention: President, or such other address as may hereafter be furnished to Purchaser in writing by the Seller, or (ii) in the case of the Purchaser, The CIT Group Securitization Corporation II, 650 CIT Drive, Livingston, New Jersey 07039, Attention: President, or such other address as may hereafter be furnished to the Seller by the Purchaser.

     SECTION 4.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 4.07. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns, as may be permitted hereunder.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                  THE CIT GROUP SECURITIZATION CORPORATION II,
                                     as Purchaser


                                  By: ____________________________________
                                      Name:
                                      Title:


                                   THE CIT GROUP/SALES FINANCING, INC.,
                                     as Seller


                                   By: ____________________________________
                                       Name:
                                       Title:


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                                   EXHIBIT A


                               List of Contracts




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                                   EXHIBIT B


                   [Form of Pooling and Servicing Agreement]

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